UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/20

Date of reporting period: 12/31/20

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2020

February, 2021

Dear Fellow Shareholders,

After experiencing an extraordinary global crisis that impacted the health and financial well-being of many individuals, and resulted in unparalleled losses across our communities, we are grateful to continue to engage with you as a valued fellow shareholder. As we recap the major factors that influenced the market and performance of both Funds in Aquila Funds Trust over the past year, we are operating in a new normal created by the COVID-19 pandemic, yet we find ourselves stronger and more resilient than we were at the end of 2019.

Your portfolio management team entered 2020 feeling optimistic about the year ahead. After three rate cuts, the S&P 500® Index ended 2019 with an annual return of over 30% for just the fifth time in three decades. In February 2020, the U.S. unemployment rate had dropped to a 50-year low of 3.5%, before spiking to 14.8% in April, following the onset of the global pandemic and the abrupt loss of over 22 million jobs. By mid-March most of the country was in lockdown, and large sectors of the economy had sharply declined, amplifying uncertainty and market volatility. Measures put in place in an attempt to mitigate the spread of the virus resulted in the most severe recession since World War II and the worst Gross Domestic Product (‘GDP”) on record at the close of the second quarter.

The Federal Reserve (the “Fed”) was quick to act by cutting the Fed Funds target rate and providing $2.3 trillion in support for households, employers, financial markets and state and local governments. Accordingly, the third quarter was marked by a sharp recovery, resulting in the best GDP on record, and a new all-time high for the S&P 500® Index of 3,581 in early September; up 60% from its late-March lows. The third quarter recovery was supported by improving financial data from the economy reopening, further positive developments in COVID-19 therapies and vaccines and continued monetary and fiscal stimulus measures from the Federal Reserve and the U.S. Treasury.

Going into November, the S&P was generally flat for the fourth quarter as anticipation of U.S Election results led to a cautious tone across the market. Pfizer-BioNTech and Moderna released positive vaccine news shortly after the Elections which left the markets optimistic that the expanding pandemic could be brought under control in 2021. Additional economic stimulus was authorized in late December, and the Federal Reserve remained committed to their policy of keeping interest rates low until the employment situation meaningfully improves and inflation returns to the Fed’s target rate of 2%. These continued fiscal and monetary measures helped dampen the impact on the U.S. economy during the second wave of the ongoing pandemic. Prospects for additional stimulus and continued Federal Reserve purchasing activities in 2021 provided the markets with a constructive footing to end the year.

While the last three months of 2020 saw many key positive developments to support a continuing economic recovery and market rally, several challenges and uncertainties remain outstanding regarding the continued impacts of COVID-19 on the economy and financial markets. Overall, understanding, assessing, and monitoring risks will be a vital component of investment decisions going forward. Your portfolio management team intends to take a constructive yet measured investment approach and will seek to be prudent as global economies continue to reopen and recover. During unpredictable times, we believe it is important to exercise patience and maintain a long-term perspective when assessing investment goals and objectives.

NOT A PART OF THE ANNUAL REPORT

Your portfolio management team remains committed to their disciplined research process that not only includes detailed analysis of companies owned in the Sub-Adviser’s high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets. They intend to continue to look for fiscally responsible corporate management teams that your portfolio management team believes are committed to growing operations prudently and who recognize they can potentially improve their credit profile by focusing on company-specific measures. Your portfolio managers’ efforts remain focused on the investment selection process, while seeking to find attractive investments in pursuit of each of Aquila Three Peaks High Income Fund’s and Aquila Three Peaks Opportunity Growth Fund’s respective investment objectives and strategies.

The Aquila Funds Trust annual report provides additional information regarding economic and market conditions, along with the Sub-Adviser’s investment strategy with respect to each of the Funds during the period. Please keep in mind that all securities markets experience variations in values, as do the shares of mutual funds.

We thank you for investing with Aquila Group of Funds.

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

The capital markets closed out 2020 with corporate bond yields near all-time low levels and the S&P 500® Index at an all-time high, as the markets continued their V-shaped recovery from the late March lows. Stocks tied to technology, work-from-home, and e-commerce benefited the most from the COVID-19 pandemic and thus were some of the best performers for the year with the fourth quarter seeing a rotation into more value, cyclical, and reopening themed equities. The continued market rally in the final quarter of 2020 was helped by the preliminary outcomes in the U.S. Elections, the global rollout and administration of COVID-19 vaccines with high efficacy rates, and the prospects of another round of government stimulus coupled with a forecast of sustained accommodative Federal Reserve policy. Overall, the markets closed out the year on a high note with investors remaining optimistic that the worldwide economy could see a strong post-pandemic recovery in 2021.

Aquila Three Peaks High Income Fund (the “High Income Fund”) Performance Overview

For the year ended December 31, 2020, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a +7.82% total return. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index (the “High Yield Index”) generated a +7.11% total return over the same timeframe. Comparative 2020 quarterly returns versus the High Yield Index were as follows:

Total Return	Q1	Q2	Q3	Q4	Calendar Year 2020
ATPYX	-4.59%	4.58%	4.30%	3.61%	7.82%
High Yield Index	-12.68%	10.18%	4.60%	6.45%	7.11%

The outperformance of ATPYX during March highlights the strategy’s focus of having less-cyclical industries and a cautious approach to lower-quality names, which were two areas significantly impacted during the onset of COVID-19. Entering 2020, the High Yield Fund’s portfolio management team at Three Peaks Capital Management, Inc. (“TPCM”) had suggested that yields and spreads for highly-cyclical and lower-quality companies were not as generous as they had been or likely needed to be to adequately compensate investors for the increased investment risk, which kept their focus on higher-quality names in more defensive industries given the uncertainties entering 2020.

Throughout the year, higher-quality bonds outperformed lower-quality bonds, as investors sought more stable and less-risky high yield companies during the ongoing COVID-19 pandemic. On a total return basis for the year, the BB-rated segment of the Index was up 10.17%, the B-rated segment was up 4.59%, and the CCC-segment was up 2.27%. Sectors most impacted by the COVID-19 pandemic were the worst performing ones for 2020 in high yield, including Oil Field Services (-30.4%), Airlines (-17.7%), and Leisure (-11.1%). The top performing sectors for the year benefited, or were more insulated from, the COVID-19 pandemic and included Supermarkets (+13.5%), Home Construction (+10.4%), Wireless (+10.3%), and Food & Beverage (+10.2%). Longer duration high yield bonds outperformed shorter duration bonds during the year as Treasury yields declined meaningfully for the year. The 10+ year segment of the Index, which grew to a weight of nearly 9% of the Index at the end of 2020 due to a significant amount of Fallen Angel credits (investment grade companies being downgraded to high yield) entering the Index, generated a +24.70% return for the year. For comparison, the less than 10-year maturity segment of the Index, generated a +5.84% return during 2020. This maturity segment generally aligns better with the broader high yield market and is where the High Income Fund typically invests.

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MANAGEMENT DISCUSSION (continued)

High Yield Market Review

According to J.P. Morgan Credit Research, $449.9 billion in new high yield corporate issuance was priced in 2020 (highest volume on record), versus $286.6 billion in 2019, as high yield issuers rushed to lock-in historically low rates throughout the year to refinance debt and enhance their cash position to help operate during the ongoing COVID-19 pandemic. For 2020, new issuance was comprised of 66% refinancing, 25% general corporate cash bolstering transactions, 8% acquisitions, and less than 1% for dividend financing purposes.

For the fourth quarter of 2020, $99.6 billion in new high yield issuance came to market, which was the 9th highest quarter on record. The second quarter of 2020, at $145.5 billion, is now the highest new issuance volume on record followed by third quarter 2020, with $131.9 billion. While the increased access to capital has helped many companies extend maturities and lower interest expense, this has elevated the duration, or Treasury yield sensitivity, of the high yield asset class to a level not experienced in many years. The TPCM portfolio management team is being cautious of low coupon, longer maturity issuances in the current environment and are taking a careful approach to duration and maturity management as we enter 2021.

Defaults and Credit Trends

For the year 2020, 48 high yield bonds defaulted, compared to a total of 27 for all of 2019. Due to the global COVID-19 pandemic, high yield bond default activity jumped meaningfully starting in the second quarter of 2020 and then declined throughout the second half of the year. There were 4 defaults in the first quarter, 24 in the second quarter, 12 in the third quarter and 8 in fourth quarter. Historically, through December 31, 2020, the High Income Fund has never experienced a default in the portfolio. The increased high yield bond default activity for 2020 was primarily seen across the Energy, Retail, Consumer Products, and Services Sectors. The U.S. corporate high yield default rate ended 2020 at 6.17%, as compared to 2.63% at the end of 2019, but your portfolio management team did see signs of stabilization and improvement in the final months of the year.

For the year, there were 721 downgrades verses 220 upgrades, with 2020 seeing the most downgrades over the last 20-year span. As global economies begin to normalize and slowly return to pre-pandemic levels, many market strategists believe the default rate and credit trends could improve throughout 2021. Following a strong new issue calendar in 2020, with much of the issuance used to either bolster a cash position or extend near-term debt maturities, and the prospects for economic improvement throughout 2021, the TPCM portfolio management team generally agrees with this thought. They will continue to closely monitor and evaluate these key high yield credit metrics as part of their overall investment strategy. In general, they believe these measures are key to watch, not only because of what they mean for the perception of the high yield market, but also as it pertains to the overall investing landscape, the economy, corporate earnings, and the health of the consumer.

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MANAGEMENT DISCUSSION (continued)

Aquila Three Peaks Opportunity Growth Fund (the “Opportunity Growth Fund”) Performance Overview

2020 Change in the Opportunity Growth Fund’s Benchmark:

In December 2019, the Aquila Funds Trust Board approved a change in the Opportunity Growth Fund’s benchmark from the Russell 3000 Index to the Russell Midcap Index. This change of Index became effective January 1, 2020. In the year of a change in a fund’s broad based index, the U.S. Securities and Exchange Commission requires disclosure that compares the Fund’s performance to the performance of both the old and new broad based index. This comparison is graphically displayed in the Line Graph of the Performance Reports section of this Annual Report and is further described below in the Fund’s Performance Overview.

Performance Overview:

For the year ended December 31, 2020, the Opportunity Growth Fund Class Y share (ATGYX) generated a total return of +7.71%, which underperformed the Fund’s benchmark, the Russell Midcap Index, which returned +17.10%. ATGYX outperformed the Russell Midcap Index during the initial sell-off in the first quarter of 2020, but it underperformed during the rapid snap-back in the second quarter of 2020, as well as in the vaccine-related rally during the fourth quarter.

Total Return	Q1	Q2	Q3	Q4	Calendar Year 2020
ATGYX	-25.22%	15.40%	7.11%	16.53%	7.71%
Russell Midcap Index	-27.07%	24.61%	7.46%	19.91%	17.10%
Russell 3000 Index	-20.90%	22.03%	9.21%	14.68%	20.89%
(previous index)

For the year, the top sectors in the Russell Midcap Index were, Technology (+42.8%), Communications (+38.0%), Healthcare (+36.6%), and Materials (+25.6%), while the worst performing sectors in the index were Energy (-31.6%), Real Estate (-6.2%), and Utilities (-5.6%). ATGYX underperformed the Russell Midcap Index in 2020 based on unfavorable security selection in the Technology, Healthcare, and Consumer Discretionary sectors, as well as its underweight position in the Consumer Discretionary sector; partly offset by favorable security and sector selection in Financials sector. ATGYX underperformed the Russell 3000 Index, the Fund’s former benchmark, based on unfavorable security selection in the Technology, Consumer Discretionary, and Consumer Staples sectors; partly offset by favorable security and sector selection in Financials.

Within the Technology sector, while the Opportunity Growth Fund was overweight the sector relative to the Russell Midcap Index, the Opportunity Growth Fund’s security selection was detrimental to performance due to its underweight in aggressive growth software stocks that benefited from the stay-at-home impact of the pandemic. The Opportunity Growth Fund’s software stocks were concentrated in more established companies in the financial payment processing and Information Technology services segments that underperformed in 2020.

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MANAGEMENT DISCUSSION (continued)

Within the Healthcare sector, while the Opportunity Growth Fund was overweight the sector relative to the Russell Midcap Index, the Opportunity Growth Fund’s security selection was detrimental to performance due to its underweight in secular growth healthcare equipment stocks that outperformed in 2020 relative to the Opportunity Growth Fund’s investments in healthcare equipment stocks that were negatively impacted by the pandemic.

Within the Consumer Discretionary sector, Opportunity Growth Fund’s underweight position in the sector and security selection were detrimental to performance due to the Opportunity Growth Fund’s reduced exposure to stocks that most benefited from the stay-at-home impact in the retailing segment, which was partly offset by the Opportunity Growth Fund’s strong performance in the Consumer Durables segment. Within the Financials sector, the Opportunity Growth Fund’s sector underweight and security selection were both favorable to the Opportunity Growth Fund performance driven by its underweight in the bank segment which underperformed in 2020, as well as strong performance of the Opportunity Growth Fund’s security selection in diversified financials and insurance stocks.

Equity Market Review

Equity markets experienced many extremes during 2020, ranging from the -34% decline in the S&P 500® Index from the February highs, to the +68% rally off the March lows. Equity capital markets were also extraordinarily strong, as Initial Public Offering (IPO) activity more than doubled in 2020, with IPO listings increasing to 489 compared to 244 in 2019. Much of this issuance was driven by the emergence of Special Purpose Acquisition Companies (SPACs), in 2020.

Despite these extremes experienced during the year, the TPCM portfolio management team believes there are many fundamental reasons to be positive on the outlook for the economy and the markets in 2021. The rollout of effective COVID-19 vaccines globally, coupled with the likelihood of further fiscal and monetary stimulus is expected to continue to propel an economic recovery. While the global pandemic has accelerated many adverse secular shifts, which could remain in place going forward, there are also many parts of the global economy that should be able to return to pre-pandemic performance, which is expected to be positive for the markets. In addition, consumer spending activity is expected to improve throughout 2021 as a result of the anticipated re-opening of the U.S. Economy, aided by government stimulus and improving employment data.

The Three Peaks Capital Management Approach

The TPCM portfolio management team remains committed to their time-tested and disciplined research process that not only includes detailed analysis of companies held in the high yield and equity strategies but also attempts to uncover new opportunities.

The construction of the high yield strategy continues to be highlighted by securities that your TPCM portfolio managers believe can weather negative headlines and heightened market volatility. The portfolio management team intends to continue to look for fiscally responsible management teams that are committed to growing operations prudently while seeking to improve their credit profile. They intend to maintain the discipline of minimizing volatility, to the extent possible, by generally avoiding security structures that appear to have equity-like characteristics, as well as by focusing on sectors considered to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow generation. They plan to utilize a top-down and bottom-up approach when constructing the high yield strategy and assessing the strength of the economic landscape. The portfolio management team remains focused on stability and predictability in the investment selection process, with a goal of providing a less volatile high yield strategy.

4 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

The construction of the equity strategy continues to focus on companies concentrated on prudently growing free cash flow to propel future equity value. The TPCM portfolio management team will continue to use their knowledge and understanding of the fixed income markets to decipher the equity investment landscape and the prospects for an individual company’s stock. They intend to continue to search for companies that operate in relatively stable industries that have management teams who are exceptionally communicative and focused on maintaining a reasonably strong balance sheet or strengthening the balance sheet while growing operations. The Opportunity Growth Fund’s portfolio managers will continue to monitor business and consumer activity closely for insights into the investment landscape in an attempt to navigate this uncertain environment.

While the TPCM portfolio management team continuously searches for attractive investment options, they believe a strict adherence to their rigid investment philosophy, extensive research process, and discipline in choosing investments for both strategies will remain essential as we progress through 2021. Considering various uncertainties, the economy and the fixed income markets will have to contend with over the foreseeable future, it is important to not become complacent in the current investing environment. As such, the team consistently monitors economic data and commentary from companies across various industries, as well as commentary from the Federal Reserve and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls. In conclusion, the TPCM portfolio management team will continue to balance potential risks to the economy and the capital markets with the opportunities presented to construct strategies that they believe will have a compelling risk-return profile.

Thank you for your continued support and investment.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may rise or decline due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

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MANAGEMENT DISCUSSION (continued)

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila Three Peaks High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund.

Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub- Adviser thinks appropriate, and offer greater potential for gain and loss.

The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose.

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PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund (the "Fund") for the 10-year period ended December 31, 2020 as compared with the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/06
With Maximum Sales Charge	3.42%	3.92%	4.26%	4.54%
Without Sales Charge	7.74	4.77	4.69	4.83
Class C since 6/08/06
With CDSC*	6.00	3.96	3.87	4.01
Without CDSC	7.00	3.96	3.87	4.01
Class I since 6/29/06
No Sales Charge	7.79	4.71	4.64	4.87
Class Y since 6/01/06
No Sales Charge	7.82	4.98	4.90	5.04
High Yield Index	7.11	8.59	6.80	7.46	(Class A & Y)
				7.48	(Class C)
				7.56	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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Aquila Three Peaks Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2020 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index and the Russell Midcap Index (the “Indices”) over the same period. The Fund acquired the assets and liabilities of Aquila Three Peaks Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund. Prior to October 14, 2010, the Predecessor Fund was known as “Aquila Rocky Mountain Equity Fund.” The Predecessor Fund’s returns for periods prior to October 14, 2010 reflect the investment strategies and portfolio managers in effect for the Predecessor Fund during such periods. Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser. The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Indices do not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any.

	Average Annual Total Return for periods ended December 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (commenced operations on 7/22/94)
With Maximum Sales Charge	2.82%	8.75%	11.61%	8.46%
Without Sales Charge	7.39	9.70	12.10	8.64
Class C (commenced operations on 5/01/96)
With CDSC**	5.67	8.93	11.30	7.41
Without CDSC	6.67	8.93	11.30	7.41
Class I (commenced operations on 12/01/05)
No Sales Charge	7.49	9.78	12.31	7.80
Class Y (commenced operations on 5/01/96)
No Sales Charge	7.71	10.03	12.44	8.46
Russell 3000 Stock Index (1)	20.89	15.43	13.79	N/A*	(Class A)
				9.48	(Class C & Y)
				9.93	(Class I)
Russell Midcap Index (2)	17.10	13.40	12.41	N/A*	(Class A)
				10.61	(Class C & Y)
				9.79	(Class I)

8 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund (continued)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1)   The Fund’s Index since October 15, 2010.

(2)   Effective January 1, 2020, the Fund’s primary benchmark changed from Russell 3000 Stock Index to the Russell Midcap Index. The Fund believes the Russell Midcap Index better reflects the Fund’s investment strategy.

*      Index commenced on 1/01/95.

**    CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2021

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AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2020

Principal Amount	Corporate Bonds (97.1%)	Value
	Communication Services (8.3%)
	Advertising Sales (0.9%)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
$ 1,460,000	6.250%, 06/15/25 144A	$ 1,540,300

	Advertising Services (1.0%)
	Advantage Sales & Marketing, Inc.
1,750,000	6.500%, 11/15/28 144A	1,850,625

	Broadcast Services/Program (1.0%)
	Univision Communications, Inc.
850,000	9.500%, 05/01/25 144A	945,625
875,000	6.625%, 06/01/27 144A	939,663
		1,885,288
	Cable/Satellite TV (2.3%)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,750,000	5.750%, 02/15/26 144A	1,805,737

	DISH DBS Corp.
850,000	5.000%, 03/15/23	877,625
580,000	5.875%, 11/15/24	608,150

	Midcontinent Communications/Midcontinent Finance Corp
925,000	5.375%, 08/15/27 144A	966,625
		4,258,137
	Cellular Telecom (0.8%)
	T-Mobile USA, Inc.
1,475,000	6.500%, 01/15/26	1,526,625

	Computer Software (0.4%)
	Rackspace Technology Global, Inc.
610,000	5.375%, 12/01/28 144A	639,097

	E-Commerce/Services (1.4%)
	Go Daddy Operating Co. LLC
850,000	5.250%, 12/01/27 144A	894,625

	TripAdvisor, Inc.
1,460,000	7.000%, 07/15/25 144A	1,576,800
		2,471,425

11 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Communication Services (continued)
	Telephone - Integrated (0.5%)
	Level 3 Financing, Inc.
$ 925,000	5.375%, 05/01/25	$ 951,316
	Total Communication Services	15,122,813

	Consumer Discretionary (20.9%)
	Apparel Manufacturers (0.6%)
	Under Armour, Inc.
1,100,000	3.250%, 06/15/26	1,106,875

	Building - Mobile Home/Manufactured Housing (0.6%)
	Winnebago Industries, Inc.
1,097,000	6.250%, 07/15/28 144A	1,179,275

	Building - Residential/Commercial (2.8%)
	Century Communities, Inc.
625,000	5.875%, 07/15/25	650,000
1,175,000	6.750%, 06/01/27	1,254,547

	Empire Communities Corp.
365,000	7.000%, 12/15/25 144A	384,659

	LGI Homes, Inc.
1,750,000	6.875%, 07/15/26 144A	1,837,500

	Shea Homes LP/Shea Homes Funding Corp.
900,000	4.750%, 02/15/28 144A	931,500
		5,058,206
	Building & Construction - Miscellaneous (0.3%)
	TopBuild Corp.
550,000	5.625%, 05/01/26 144A	569,938

	Casinos & Gaming (3.9%)
	Affinity Gaming
877,000	6.875%, 12/15/27 144A	917,561

	Boyd Gaming Corp.
900,000	8.625%, 06/01/25 144A	1,000,971
1,000,000	6.375%, 04/01/26	1,038,810

12 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Discretionary (continued)
	Casinos & Gaming (continued)
	Caesars Entertainment, Inc.
$ 1,425,000	6.250%, 07/01/25 144A	$ 1,517,625

	MGM Resorts International
725,000	6.750%, 05/01/25	784,740

	Scientific Games International, Inc.
900,000	8.625%, 07/01/25 144A	985,500

	Station Casinos LLC
875,000	5.000%, 10/01/25 144A	885,106
		7,130,313
	Food - Catering (0.4%)
	Aramark Services, Inc.
625,000	6.375%, 05/01/25 144A	667,969

	Hotels & Motels (2.2%)
	Hilton Domestic Operating Co., Inc.
360,000	5.125%, 05/01/26	371,700

	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
775,000	6.125%, 12/01/24	811,812

	Marriott Ownership Resorts Inc./ILG LLC
1,675,000	6.500%, 09/15/26	1,750,375

	Wyndham Hotels & Resorts, Inc.
1,100,000	5.375%, 04/15/26 144A	1,138,500
		4,072,387
	Racetracks (1.4%)
	Churchill Downs, Inc.
650,000	5.500%, 04/01/27 144A	688,187

	Penn National Gaming, Inc.
1,750,000	5.625%, 01/15/27 144A	1,826,563
		2,514,750

13 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Discretionary (continued)
	Retail - Apparel/Shoes (1.1%)
	L Brands, Inc.
$ 870,000	6.694%, 01/15/27	$ 959,175
1,000,000	7.500%, 06/15/29	1,112,500
		2,071,675
	Retail - Automobile (1.5%)
	Carvana Co.
885,000	5.625%, 10/01/25 144A	908,231

	Lithia Motors, Inc.
1,750,000	5.250%, 08/01/25 144A	1,815,625
		2,723,856
	Retail - Home Furnishings (0.9%)
	At Home Holding III, Inc.
1,500,000	8.750%, 09/01/25 144A	1,623,750

	Retail - Mail Order (0.5%)
	QVC, Inc.
875,000	4.750%, 02/15/27	938,438

	Retail - Perfume & Cosmetics (0.7%)
	Sally Holdings LLC
1,250,000	5.625%, 12/01/25	1,284,375

	Retail - Pet Food & Supplies (1.5%)
	PetSmart, Inc.
875,000	5.875%, 06/01/25 144A	899,063
1,750,000	8.875%, 06/01/25 144A	1,797,425
		2,696,488
	Retail - Restaurants (0.5%)
	IRB Holding Corp.
850,000	7.000%, 06/15/25 144A	928,625

	Toys (2.0%)
	Mattel, Inc.
3,400,000	6.750%, 12/31/25 144A	3,588,598
	Total Consumer Discretionary	38,155,518

14 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Staples (12.5%)
	Consumer Products - Miscellaneous (0.8%)
	Spectrum Brands, Inc.
$ 1,350,000	5.750%, 07/15/25	$ 1,394,010

	Food - Miscellaneous/Diversified (0.5%)
	B&G Foods, Inc.
900,000	5.250%, 04/01/25	929,250

	Food - Retail (5.1%)
	Albertsons Companies, Inc./Safeway, Inc.
5,275,000	5.750%, 03/15/25	5,433,250
365,000	4.625%, 01/15/27 144A	388,269
365,000	5.875%, 02/15/28 144A	397,189

	Ingles Markets, Inc.
1,224,000	5.750%, 06/15/23	1,236,240

	SEG Holding LLC/ SEG Finance Corp.
1,750,000	5.625%, 10/15/28 144A	1,846,250
		9,301,198
	Food - Wholesale/Distributors (3.1%)
	C&S Group Enterprises LLC
900,000	5.000%, 12/15/28 144A	897,687

	Performance Food Group, Inc.
1,075,000	6.875%, 05/01/25 144A	1,150,250

	United Natural Foods, Inc.
1,850,000	6.750%, 10/15/28 144A	1,935,526

	US Foods, Inc.
1,650,000	5.875%, 06/15/24 144A	1,672,688
		5,656,151
	Retail - Variety Store (1.5%)
	99 Escrow Issuer, Inc.
2,750,000	7.500%, 01/15/26 144A	2,732,813

15 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Staples (continued)
	Vitamins & Nutrition Products (1.5%)
	HLF Financing Sarl LLC/Herbalife International, Inc.
$ 1,765,000	7.250%, 08/15/26 144A	$ 1,872,550

	Herbalife Nutrition Ltd.
875,000	7.875%, 09/01/25 144A	955,9387
		2,828,487
	Total Consumer Staples	22,841,909

	Energy (1.5%)
	Midstream Oil & Gas (1.5%)
	Genesis Energy LP
975,000	7.750%, 02/01/28	933,562

	New Fortress Energy, Inc.
1,675,000	6.750%, 09/15/25 144A	1,773,909
		2,707,471
	Financials (19.0%)
	Finance - Auto Loans (0.8%)
	Ally Financial, Inc.
175,000	5.750%, 11/20/25	203,700

	Credit Acceptance Corp.
1,100,000	6.625%, 03/15/26	1,171,500
		1,375,200
	Finance - Investment Banker/Broker (2.4%)
	LPL Holdings, Inc.
4,275,000	5.750%, 09/15/25 144A	4,422,145

	Finance - Mortgage Loan/Banker (0.5%)
	LD Holdings Group LLC
875,000	6.500%, 11/01/25 144A	920,938

	Financial Guarantee Insurance (0.4%)
	NMI Holdings, Inc.
660,000	7.375%, 06/01/25 144A	739,200

	Investment Management/Advisor Services (0.5%)
	NFP Corp.
900,000	7.000%, 05/15/25 144A	967,500

16 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)		Value
	Financials (continued)
	Real Estate Management/Service (2.4%)
	Cushman & Wakefield US
$ 1,280,000	6.750%, 05/15/28 144A		$ 1,411,200

	Realogy Group LLC/Realogy Co-Issuer Corp.
2,625,000	9.375%, 04/01/27 144A		2,907,188
			4,318,388
	REITS - Diversified (3.8%)
	iStar, Inc.
2,885,000	5.500%, 02/15/26		2,942,700

	New Residential Investment Corp.
915,000	6.250%, 10/15/25 144A		919,575

	SBA Communications Corp.
850,000	4.875%, 09/01/24		871,871

	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
1,400,000	7.875%, 02/15/25 144	A	1,503,894

	VICI Properties LP/VICI Note Co., Inc.
730,000	4.625%, 12/01/29 144A		781,100
			7,019,140
	REITS - Healthcare (2.4%)
	Diversified Healthcare Trust
3,525,000	9.750%, 06/15/25		4,000,875

	MPT Operating Partnership LP
375,000	5.250%, 08/01/26		392,625
			4,393,500
	REITS - Hotels (5.1%)
	ESH Hospitality, Inc.
3,525,000	5.250%, 05/01/25 144A		3,613,125

	Park Intermediate Holdings LLC
1,650,000	7.500%, 06/01/25 144A		1,782,000

17 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Financials (continued)
	REITS - Hotels (continued)
	Service Properties Trust
$ 1,100,000	4.500%, 06/15/23	$ 1,105,500
1,100,000	4.650%, 03/15/24	1,089,000
825,000	4.350%, 10/01/24	814,688

	XHR LP
825,000	6.375%, 08/15/25 144A	870,375
		9,274,688
	REITS - Storage (0.7%)
	Iron Mountain, Inc.
365,000	4.875%, 09/15/27 144A	381,425
875,000	5.250%, 03/15/28 144A	923,379
		1,304,804
	Total Financials	34,735,503

	Healthcare (6.4%)
	Medical Information Systems (1.1%)
	Change Healthcare Holdings LLC
2,075,000	5.750%, 03/01/25 144A	2,116,500

	Medical Laboratories & Testing Services (1.9%)
	Catalent Pharma Solutions, Inc.
1,650,000	4.875%, 01/15/26 144A	1,683,000

	IQVIA, Inc.
440,000	5.000%, 05/15/27 144A	467,731

	MEDNAX, Inc.
1,250,000	6.250%, 01/15/27 144A	1,340,575
		3,491,306
	Medical - Drugs (0.6%)
	Bausch Health Americas, Inc.
925,000	9.250%, 04/01/26 144A	1,031,375

	Medical - HMO (0.5%)
	Magellan Health, Inc.
800,000	4.900%, 09/22/24	842,000

18 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Healthcare (continued)
	Medical - Hospitals (0.8%)
	Prime Healthcare Services, Inc.
$ 1,350,000	7.250%, 11/01/25 144A	$ 1,434,983

	Medical - Outpatient/Home Medical (0.5%)
	The Providence Service Corp.
916,000	5.875%, 11/15/25 144A	968,670

	Medical - Wholesale Drug Distribution (0.8%)
	AdaptHealth LLC
1,400,000	6.125%, 08/01/28 144A	1,503,250

	Physical Therapy/Rehabilitation Centers (0.2%)
	Encompass Health Corp.
300,000	5.750%, 09/15/25	309,750
	Total Healthcare	11,697,834

	Industrials (15.6%)
	Aerospace/Defense - Equipment (1.0%)
	TransDigm, Inc.
925,000	6.500%, 05/15/25	950,438
875,000	6.250%, 03/15/26 144A	931,875
		1,882,313
	Auto - Medium & Heavy Duty Trucks (1.2%)
	JB Poindexter & Co., Inc.
2,125,000	7.125%, 04/15/26 144A	2,247,188

	Building & Construction Products - Miscellaneous (0.5%)
	Builders FirstSource, Inc.
850,000	6.750%, 06/01/27 144A	922,003

	Building Products - Doors & Windows (1.0%)
	Cornerstone Building Brands, Inc.
1,755,000	8.000%, 04/15/26 144A	1,847,138

	Distribution/Wholesale (2.0%)
	KAR Auction Services, Inc.
850,000	5.125%, 06/01/25 144A	874,676

19 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Industrials (continued)
	Distribution/Wholesale (continued)
	Resideo Funding, Inc.
$ 1,800,000	6.125%, 11/01/26 144A	$ 1,894,500

	WESCO Distribution, Inc.
850,000	5.375%, 06/15/24	871,250
		3,640,426
	E-Commerce/Services (0.8%)
	Uber Technologies, Inc.
1,280,000	8.000%, 11/01/26 144A	1,393,600

	Engineering/Research & Development Services (0.5%)
	Fluor Corp.
975,000	3.500%, 12/15/24	962,929

	Human Resources (0.8%)
	ASGN, Inc.
1,450,000	4.625%, 05/15/28 144A	1,508,000

	Protection - Safety (1.2%)
	APX Group, Inc.
575,000	7.875%, 12/01/22	576,437
1,100,000	6.750%, 02/15/27 144A	1,182,500

	Prime Security Services Borrower LLC
365,000	5.750%, 04/15/26 144A	399,675
		2,158,612
	Recycling (0.7%)
	Harsco Corp.
1,225,000	5.750%, 07/31/27 144A	1,295,437

	Retail - Building Products (1.0%)
	Beacon Roofing Supply, Inc.
1,750,000	4.875%, 11/01/25 144A	1,791,562

	Transportation - Air Freight (0.5%)
	Cargo Aircraft Management, Inc.
900,000	4.750%, 02/01/28 144A	928,125

20 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Industrials (continued)
	Transportation - Equipment & Leasing (0.5%)
	Fortress Transportation and Infrastructure Investors LLC
$ 875,000	6.500%, 10/01/25 144A	$ 914,471

	Transportation - Rail (1.1%)
	Watco Companies LLC
1,800,000	6.500%, 06/15/27 144A	1,948,500

	Waste Management (2.8%)
	Covanta Holding Corp.
1,625,000	5.875%, 07/01/25	1,690,000

	GFL Environmental, Inc.
1,000,000	8.500%, 05/01/27 144A	1,110,000

	Waste Pro USA, Inc.
2,200,000	5.500%, 02/15/26 144A	2,249,500
		5,049,500
	Total Industrials	28,489,804

	Information Technology (8.8%)
	Aerospace/Defense (0.5%)
	SSL Robotics LLC
800,000	9.750%, 12/31/23 144A	904,000

	Applications Software (0.5%)
	SS&C Technologies, Inc.
875,000	5.500%, 09/30/27 144A	934,518

	Commercial Services - Finance (0.8%)
	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
732,000	4.625%, 11/01/26 144A	761,280

	WEX, Inc.
660,000	4.750%, 02/01/23 144A	660,825
		1,422,105
	Communications Software (1.1%)
	Avaya, Inc.
1,800,000	6.125%, 09/15/28 144A	1,922,868

21 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Information Technology (continued)
	Computer Hardware & Storage (1.5%)
	Dell International LLC/EMC Corp.
$ 2,625,000	7.125%, 06/15/24 144A	$ 2,722,453

	Computer Services (0.7%)
	Unisys Corp.
1,100,000	6.875%, 11/01/27 144A	1,201,750

	Computer Software (0.3%)
	BY Crown Parent LLC / BY Bond Finance Inc.
515,000	4.250%, 01/31/26 144A	527,875

	Networking Products (0.7%)
	LogMeIn, Inc.
1,245,000	5.500%, 09/01/27 144A	1,304,138

	Telecommunication Equipment (1.3%)
	CommScope, Inc.
1,325,000	5.500%, 03/01/24 144A	1,366,075

	CommScope Technologies LLC
1,045,000	6.000%, 06/15/25 144A	1,068,512
		2,434,587
	Telecommunication Services (0.5%)
	GCI LLC
850,000	4.750%, 10/15/28 144A	906,567

	Wireless Equipment (0.9%)
	ViaSat, Inc.
1,675,000	5.625%, 09/15/25 144A	1,713,190
	Total Information Technology	15,994,051

	Materials (3.6%)
	Chemicals - Diversified (0.5%)
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
1,000,000	5.375%, 09/01/25 144A	1,021,250

22 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Principal Amount	Corporate Bonds (continued)	Value
	Materials (continued)
	Chemicals - Specialty (1.1%)
	Kraton Polymers LLC/Kraton Polymers Capital Corp.
$ 731,000	4.250%, 12/15/25 144A	$ 745,693

	Methanex Corp.
1,100,000	5.125%, 10/15/27	1,195,568
		1,941,261
	Containers - Metal/Glass (0.7%)
	Mauser Packaging Solutions Holding Co.
1,350,000	5.500%, 04/15/24 144A	1,376,635

	Containers - Paper/Plastic (1.3%)
	Berry Global, Inc.
495,000	5.625%, 07/15/27 144A	532,280

	Graham Packaging Co. Inc.
850,000	7.125%, 08/15/28 144A	939,250

	Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC
807,000	6.000%, 09/15/28 144A	829,193
		2,300,723
	Total Materials	6,639,869

	Utilities (0.5%)
	Independent Power Producer (0.5%)
	Calpine Corp.
850,000	5.125%, 03/15/28 144A	894,174
	Total Corporate Bonds (cost $172,721,549)	177,278,946

Shares	Short-Term Investment (1.7%)
3,077,759	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.03%* (cost $3,077,759)		3,077,759

	Total Investments (cost $175,799,308 - note 4)	98.8%	180,356,705
	Other assets less liabilities	1.2	2,099,513
	Net Assets	100.0%	$ 182,456,218

*     The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

23 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Portfolio Distribution (unaudited)	Percent of Investments	Portfolio Distribution (unaudited)	Percent of Investments

Advertising Sales	0.9%	Independent Power Producer	0.5%
Advertising Services	1.0	Investment Management/Advisor Services	0.5
Aerospace/Defense	0.5	Medical - Drugs	0.6
Aerospace/Defense - Equipment	1.1	Medical - HMO	0.5
Apparel Manufacturers	0.6	Medical - Hospitals	0.8
Applications Software	0.5	Medical - Outpatient/Home Medical	0.5
Auto - Medium & Heavy Duty Trucks	1.3	Medical - Wholesale Drug Distribution	0.9
Broadcast Services/Program	1.1	Medical Information Systems	1.2
Building - Mobile Home/Manufactured Housing	0.7	Medical Laboratories & Testing Services	2.0
Building Products - Doors & Windows	1.0	Midstream Oil & Gas	1.5
Building - Residential/Commercial	2.9	Networking Products	0.7
Building & Construction - Miscellaneous	0.3	Physical Therapy/Rehabilitation Centers	0.2
Building & Construction Products – Miscellaneous	0.5	Protection - Safety	1.2
Cable/Satellite TV	2.4	Racetracks	1.4
Casinos & Gaming	4.0	Real Estate Management/Service	2.4
Cellular Telecom	0.9	Recycling	0.7
Chemicals – Diversified	0.6	REITS - Diversified	4.0
Chemicals – Specialty	1.1	REITS - Healthcare	2.5
Commercial Services – Finance	0.8	REITS - Hotels	5.2
Communications Software	1.1	REITS - Storage	0.7
Computer Hardware & Storage	1.5	Retail - Apparel/Shoes	1.2
Computer Services	0.7	Retail - Automobile	1.5
Computer Software	0.7	Retail - Building Products	1.0
Consumer Products – Miscellaneous	0.8	Retail - Home Furnishings	0.9
Containers - Metal/Glass	0.8	Retail - Mail Order	0.5
Containers - Paper/Plastic	1.3	Retail - Perfume & Cosmetics	0.7
Distribution/Wholesale	2.1	Retail - Pet Food & Supplies	1.5
E-Commerce/Services	2.2	Retail - Restaurants	0.5
Engineering/Research & Development Services	0.5	Retail - Variety Store	1.5
Finance - Auto Loans	0.8	Telecommunication Equipment	1.4
Finance - Investment Banker/Broker	2.5	Telecommunication Services	0.5
Finance - Mortgage Loan/Banker	0.5	Telephone - Integrated	0.5
Financial Guarantee Insurance	0.4	Toys	2.0
Food - Catering	0.4	Transportation - Air Freight	0.5
Food - Miscellaneous/Diversified	0.5	Transportation - Equipment & Leasing	0.5
Food - Retail	5.3	Transportation - Rail	1.1
Food - Wholesale/Distributors	3.2	Vitamins & Nutrition Products	1.6
Hotels & Motels	2.3	Waste Management	2.9
Human Resources	0.9	Wireless Equipment	1.0
			100.0%

See accompanying notes to financial statements.

24 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2020

Shares	Common Stocks (98.8%)	Market Value
	Communication Services (2.9%)
	Cable/Satellite TV (0.7%)
2,490	Charter Communications, Inc.+	$ 1,647,259

	Cellular Telecom (1.4%)
23,196	T-Mobile US, Inc.+	3,127,981

	Computer Software (0.8%)
96,939	Rackspace Technology, Inc.+	1,847,657
	Total Communication Services	6,622,897

	Consumer Discretionary (7.8%)
	Apparel Manufacturers (0.7%)
98,411	Under Armour, Inc.+	1,689,717

	Auto/Truck Parts & Equipment - Original (0.8%)
13,828	Aptiv PLC	1,801,650

	Distribution/Wholesale (0.9%)
56,186	LKQ Corp.+	1,979,995

	Funeral Service & Related Items (1.0%)
46,401	Service Corp. International	2,278,289

	Hotels & Motels (0.5%)
20,514	Wyndham Hotels & Resorts, Inc.	1,219,352

	Racetracks (0.6%)
7,048	Churchill Downs, Inc.	1,372,880

	Retail - Automobile (0.5%)
11,409	CarMax, Inc.+	1,077,694

	Retail - Discount (0.7%)
14,066	Dollar Tree, Inc.+	1,519,691

	Retail - Restaurants (1.1%)
17,858	Dine Brands Global, Inc.+	1,035,764
3,921	Domino's Pizza, Inc.	1,503,547
		2,539,311
	Toys (1.0%)
135,139	Mattel, Inc.+	2,358,176
	Total Consumer Discretionary	17,836,755

25 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Consumer Staples (3.6%)
	Brewery (1.2%)
12,025	Constellation Brands, Inc.	$ 2,634,076

	Food - Miscellaneous/Diversified (0.5%)
15,139	Lamb Weston Holdings, Inc.	1,192,045

	Food - Retail (0.6%)
32,453	Grocery Outlet Holding Corp.+	1,273,780

	Food - Wholesale/Distributors (1.3%)
37,835	Performance Food Group Co.+	1,801,324
34,499	US Foods Holding Corp.+	1,149,162
		2,950,486
	Total Consumer Staples	8,050,387

	Financials (17.8%)
	Decision Support Software (0.3%)
1,821	MSCI, Inc.	813,131

	Finance - Auto Loans (1.7%)
112,773	Ally Financial, Inc.	4,021,485

	Finance - Commercial (0.7%)
24,160	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,532,469

	Finance - Credit Card (0.9%)
22,047	Discover Financial Services	1,995,915

	Finance - Investment Banker/Broker (1.9%)
41,169	LPL Financial Holdings, Inc.	4,290,633

	Finance - Other Services (1.6%)
27,230	Nasdaq, Inc.	3,614,510

	Insurance Brokers (2.6%)
24,467	Arthur J Gallagher & Co.	3,026,813
64,768	Brown & Brown, Inc.	3,070,651
		6,097,464

26 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Financials (continued)
	Investment Management/Advisor Service (1.0%)
11,844	Ameriprise Financial, Inc.	$ 2,301,645

	Real Estate Management/Service (0.5%)
94,934	Realogy Holdings Corp.+	1,245,534

	Real Estate Operator/Developer (0.7%)
19,247	The Howard Hughes Corp.+	1,519,166

	REITS - Diversified (2.5%)
14,561	Crown Castle International Corp.	2,317,966
7,525	Digital Realty Trust, Inc.	1,049,813
32,769	Duke Realty Corp.	1,309,777
1,485	Equinix, Inc.	1,060,557
		5,738,113
	REITS - Hotels (0.5%)
97,197	Service Properties Trust	1,116,794

	REITS - Single Tenant (1.8%)
30,443	Realty Income Corp.	1,892,641
66,093	Store Capital Corp.	2,245,840
		4,138,481
	REITS - Warehouse/Industrial (1.1%)
67,073	Americold Realty Trust	2,503,835
	Total Financials	40,929,175

	Healthcare (14.5%)
	Diagnostic Equipment (1.3%)
109,916	Avantor, Inc.+	3,094,135

	Medical Equipment (1.8%)
10,301	Teleflex, Inc.	4,239,583

	Medical Information Systems (1.4%)
171,154	Change Healthcare Holdings LLC+	3,192,022

	Medical Laboratories & Testing Services (3.7%)
37,420	Catalent, Inc.+	3,894,299
25,376	IQVIA Holdings, Inc.+	4,546,618
		8,440,917

27 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Healthcare (continued)
	Medical Products (2.5%)
14,661	Hologic, Inc.+	$ 1,067,761
29,757	Zimmer Biomet Holdings, Inc.	4,585,256
		5,653,017
	Medical - Biomedical/Gene (1.1%)
4,526	Bio-Rad Laboratories, Inc.+	2,638,386

	Medical - HMO (0.7%)
26,374	Centene Corp.+	1,583,231

	Medical - Hospitals (1.3%)
17,932	HCA Healthcare, Inc.	2,949,097

	Veterinary Diagnostics (0.7%)
52,497	Elanco Animal Health, Inc.+	1,610,083
	Total Healthcare	33,400,471

	Industrials (16.6%)
	Aerospace/Defense - Equipment (2.5%)
17,762	L3 Harris Technologies, Inc.	3,357,373
5,950	Teledyne Technologies, Inc.+	2,332,281
		5,689,654
	Building & Construction Products - Miscellaneous (1.1%)
26,724	The AZEK Co., Inc.+	1,027,538
36,709	Builders FirstSource, Inc.+	1,498,094
		2,525,632
	Building Products - Wood (0.6%)
26,202	Masco Corp.	1,439,276

	Commercial Services - Finance (2.4%)
23,889	IHS Markit Ltd.	2,145,949
34,660	TransUnion	3,438,965
		5,584,914
	Consulting Services (0.9%)
10,288	Verisk Analytics, Inc.	2,135,686

	Distribution/Wholesale (0.6%)
16,391	WESCO International, Inc.+	1,286,693

28 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Industrials (continued)
	Electric - Integrated (0.3%)
12,094	Ameresco, Inc.+	$ 631,791

	Electric Products - Miscellaneous (0.8%)
14,358	AMETEK, Inc.	1,736,457

	Enterprise Software/Services (0.7%)
54,998	Clarivate PLC+	1,633,991

	Environmental Consulting & Engineering (0.4%)
8,836	Tetra Tech, Inc.	1,023,032

	Machinery - Electric Utility (0.8%)
93,120	Vertiv Holdings Co.	1,738,550

	Machinery - General Industry (0.7%)
3,751	Roper Technologies, Inc.	1,617,019

	Machinery - Pumps (2.0%)
9,298	Dover Corp.	1,173,873
34,514	Xylem, Inc.	3,513,180
		4,687,053
	Non-Hazardous Waste Disposal (1.0%)
24,217	Republic Services, Inc.	2,332,097

	Transportation - Truck (0.7%)
13,449	XPO Logistics, Inc.+	1,603,121

	Waste Management (1.1%)
83,602	GFL Environmental, Inc.	2,439,506
	Total Industrials	38,104,472

	Information Technology (27.1%)
	Applications Software (3.1%)
30,346	CDK Global, Inc.	1,572,833
75,220	SS&C Technologies Holdings, Inc.	5,472,255
		7,045,088

29 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Information Technology (continued)
	Commercial Services - Finance (3.3%)
8,559	FleetCor Technologies, Inc.+	$ 2,335,152
18,992	Global Payments, Inc.	4,091,257
14,089	Shift4 Payments, Inc.+	1,062,311
		7,488,720
	Communications Software (0.5%)
55,282	Avaya Holdings Corp.+	1,058,650

	Computer Hardware & Storage (1.4%)
43,535	Dell Technologies, Inc.+	3,190,680

	Computer Services (2.9%)
9,685	CACI International, Inc.+	2,414,761
14,941	Leidos Holdings, Inc.	1,570,598
27,863	Science Applications International Corp.	2,636,954
		6,622,313
	Computers - Other (0.6%)
15,960	Lumentum Holdings, Inc.+	1,513,008

	Consulting Services (0.7%)
10,057	Gartner, Inc.+	1,611,031

	Data Processing/Management (3.2%)
15,636	Broadridge Financial Solutions, Inc.	2,395,435
19,678	Fidelity National Information Services, Inc.	2,783,650
19,556	Fiserv, Inc.+	2,226,646
		7,405,731
	Electronic Components - Semiconductors (3.3%)
72,717	Marvell Technology Group Ltd.	3,456,966
41,841	ON Semiconductor Corp.+	1,369,456
16,503	Qorvo, Inc.+	2,743,954
		7,570,376
	Electronic Measurement Instruments (2.2%)
25,035	Keysight Technologies, Inc.+	3,306,873
49,923	Vontier Corp.+	1,667,428
		4,974,301

30 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Common Stocks (continued)	Market Value
	Information Technology (continued)
	Internet Security (0.9%)
99,876	NortonLifeLock, Inc.	$ 2,075,423

	Office Automation & Equipment (2.8%)
27,289	CDW Corp.	3,596,417
7,414	Zebra Technologies Corp.+	2,849,423
		6,445,840
	Semiconductor Equipment (0.8%)
19,348	Entegris, Inc.	1,859,343

	Wireless Equipment (1.4%)
19,618	Motorola Solutions, Inc.	3,336,237
	Total Information Technology	62,196,741

	Materials (7.5%)
	Chemicals - Diversified (1.0%)
12,216	FMC Corp.	1,403,985
11,484	Westlake Chemical Corp.	937,094
		2,341,079
	Commercial Services (1.3%)
13,429	Ecolab, Inc.	2,905,498

	Containers - Metal/Glass (3.1%)
30,887	Ball Corp.	2,878,051
43,299	Crown Holdings, Inc.+	4,338,560
		7,216,611
	Containers - Paper/Plastic (2.1%)
42,289	Berry Global Group, Inc.+	2,376,219
90,535	Graphic Packaging International, Inc.	1,533,663
21,278	Westrock Co.	926,231
		4,836,113
	Total Materials	17,299,301

	Utilities (1.0%)
	Water (1.0%)
14,467	American Water Works Co., Inc.	2,220,250
	Total Common Stocks (cost $146,377,383)	226,660,449

31 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Shares	Short-Term Investment (1.3%)		Market Value
3,111,521	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.03%* (cost $3,111,521)		$ 3,111,521

	Total Investments (cost $149,488,904-note 4)	100.1%	229,771,970
	Other assets less liabilities	(0.1)	(183,263)
	Net Assets	100.0%	$ 229,588,707

+ Non-income producing security.
* The rate is an annualized seven-day yield at period end.

32 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2020

Portfolio Distribution (unaudited)	Percent of Common Stocks	Portfolio Distribution (unaudited)	Percent of Common Stocks

Aerospace/Defense - Equipment	2.5%	Food - Retail	0.6%
Apparel Manufacturers	0.7	Food - Wholesale/Distributors	1.3
Applications Software	3.1	Funeral Service & Related Items	1.0
Auto/Truck Parts & Equipment - Original	0.8	Hotels & Motels	0.5
Brewery	1.2	Insurance Brokers	2.7
Building & Construction Products – Miscellaneous	1.1	Internet Security	0.9
Building Products - Wood	0.6	Investment Management/Advisor Service	1.0
Cable/Satellite TV	0.7	Machinery - Electric Utility	0.8
Cellular Telecom	1.4	Machinery - General Industry	0.7
Chemicals - Diversified	1.0	Machinery – Pumps	2.1
Commercial Services	1.3	Medical - Biomedical/Gene	1.2
Commercial Services - Finance	5.8	Medical – HMO	0.7
Communications Software	0.5	Medical – Hospitals	1.3
Computer Hardware & Storage	1.4	Medical Equipment	1.9
Computer Services	2.9	Medical Information Systems	1.4
Computer Software	0.8	Medical Laboratories & Testing Services	3.7
Computers - Other	0.7	Medical Products	2.5
Consulting Services	1.7	Non-Hazardous Waste Disposal	1.0
Containers - Metal/Glass	3.2	Office Automation & Equipment	2.8
Containers - Paper/Plastic	2.1	Racetracks	0.6
Data Processing/Management	3.3	Real Estate Management/Service	0.5
Decision Support Software	0.4	Real Estate Operator/Developer	0.7
Diagnostic Equipment	1.4	REITS - Diversified	2.5
Distribution/Wholesale	1.4	REITS - Hotels	0.5
Electric - Integrated	0.3	REITS - Single Tenant	1.8
Electric Products - Miscellaneous	0.8	REITS - Warehouse/Industrial	1.1
Electronic Components - Semiconductors	3.3	Retail - Automobile	0.5
Electronic Measurement Instruments	2.2	Retail - Discount	0.7
Enterprise Software/Services	0.7	Retail - Restaurants	1.1
Environmental Consulting & Engineering	0.4	Semiconductor Equipment	0.8
Finance - Auto Loans	1.8	Toys	1.0
Finance - Commercial	0.7	Transportation - Truck	0.7
Finance - Credit Card	0.9	Veterinary Diagnostics	0.7
Finance - Investment Banker/Broker	1.9	Waste Management	1.1
Finance - Other Services	1.6	Water	1.0
Food - Miscellaneous/Diversified	0.5	Wireless Equipment	1.5
			100.0%

See accompanying notes to financial statements.

33 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2020

	AQUILA THREE PEAKS HIGH INCOME FUND		AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
ASSETS
Investments at value (cost $175,799,308 and $149,488,904 respectively)		$180,356,705		$229,771,970
Receivable for interest and dividends		2,499,738		137,712
Receivable for Fund shares sold		135,468		155,216
Other assets		33,303		35,468
Total assets		183,025,214		230,100,366
LIABILITIES
Payable for Fund shares redeemed		276,370		142,359
Management fees payable		99,744		166,641
Dividends payable		58,013		—
Distribution and service fees payable		35		388
Accrued expenses		134,834		202,271
Total liabilities		568,996		511,659
NET ASSETS		$182,456,218		$229,588,707
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$	$ 209,918	$	$ 43,548
Additional paid-in capital		180,058,654		146,257,031
Total distributable earnings		2,187,646		83,288,128
		$182,456,218		$229,588,707
CLASS A
Net Assets		$39,982,005		$76,507,849
Capital shares outstanding		4,598,478		1,475,169
Net asset value and redemption price per share		$8.69		$51.86
Maximum offering price per share (100/96 of $8.69 and 100/95.75 of $51.86, respectively, adjusted to the nearest cent)		$9.05		$54.16
CLASS C
Net Assets		$4,256,349		$23,794,817
Capital shares outstanding		489,474		608,596
Net asset value and redemption price per share		$8.70		$39.10
CLASS I
Net Assets		$1,239,488		$3,285,263
Capital shares outstanding		142,540		60,438
Net asset value, offering and redemption price per share		$8.70		$54.36
CLASS Y
Net Assets		$136,978,376		$126,000,778
Capital shares outstanding		15,761,305		2,210,569
Net asset value, offering and redemption price per share		$8.69		$57.00

See accompanying notes to financial statements.

34 | Aquila Funds Trust

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2020

	AQUILA THREE PEAKS HIGH INCOME FUND	AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
Investment Income
Interest income	$8,114,878	$20,533
Dividend income
(net of foreign tax withheld of $0 and $3,408, respectively)	107,580	2,111,256
Total investment income	8,222,458	2,131,789

Expenses
Management fees (note 3)	1,109,433	2,049,410
Distribution and service fees (note 3)	124,214	502,223
Transfer and shareholder servicing agent fees (note 3)	165,332	319,113
Registration fees and dues	90,694	86,128
Legal fees	89,180	124,632
Trustees’ fees and expenses	88,854	122,739
Fund accounting fees	74,651	60,076
Shareholders’ reports	27,388	42,424
Auditing and tax fees	19,600	25,600
Custodian fees	12,200	19,568
Compliance services (note 3)	8,048	8,272
Insurance	7,952	14,189
Line of credit commitment fee (note 9)	6,834	8,417
Miscellaneous	20,040	35,544
Total expenses	1,844,420	3,418,335

Net investment income (loss)	6,378,038	(1,286,546)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	2,957,070	3,782,830
Change in unrealized appreciation (depreciation) on investments	3,477,934	(879,719)

Net realized and unrealized gain (loss) on investments	6,435,004	2,903,111
Net change in net assets resulting from operations	$12,813,042	$1,616,565

See accompanying notes to financial statements.

35 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS
Net investment income	$6,378,038	$5,630,264
Net realized gain (loss) from securities transactions	2,957,070	1,158,781
Change in unrealized appreciation (depreciation) on investments	3,477,934	4,909,677
Change in net assets resulting from operations	12,813,042	11,698,722

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,559,317)	(1,565,017)

Class C Shares	(138,182)	(161,267)

Class I Shares	(42,372)	(42,038)

Class Y Shares	(5,236,892)	(4,561,371)

Change in net assets from distributions	(6,976,763)	(6,329,693)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	51,447,253	34,995,227
Reinvested dividends and distributions	6,373,415	5,712,947
Cost of shares redeemed	(52,177,262)	(35,912,747)
Net decrease in net assets from capital share transactions	5,643,406	4,795,427
Change in net assets	11,479,685	10,164,456

NET ASSETS:
Beginning of period	170,976,533	160,812,077
End of period	$182,456,218	$170,976,533

See accompanying notes to financial statements.

36 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS
Net investment income (loss)	$(1,286,546)	$(820,756)
Net realized gain (loss) from securities transactions	3,782,830	41,168,712
Change in unrealized appreciation (depreciation) on investments	(879,719)	55,173,196
Change in net assets resulting from operations	1,616,565	95,521,152

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(3,430,894)	(7,925,854)

Class C Shares	(1,459,238)	(4,017,707)

Class I Shares	(146,260)	(355,771)

Class Y Shares	(5,189,103)	(13,730,141)

Change in net assets from distributions	(10,225,495)	(26,029,473)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	29,981,343	42,644,758
Reinvested dividends and distributions	8,561,124	21,780,014
Cost of shares redeemed	(115,561,793)	(118,275,675)
Net decrease in net assets from capital share transactions	(77,019,326)	(53,850,903)
Change in net assets	(85,628,256)	15,640,776

NET ASSETS:
Beginning of period	315,216,963	299,576,187
End of period	$229,588,707	$315,216,963

See accompanying notes to financial statements.

37 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

1. Organization

Aquila Funds Trust (the “Trust”), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. While each Fund registered Class F Shares effective April 3, 2017, there were no Class F Shares outstanding as of December 31, 2020.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

38 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2020:

Valuation Inputs	AQUILA THREE PEAKS HIGH INCOME FUND	AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices — Common Stocks, Mutual Funds, and Short-Term Investments	$3,077,759	$229,771,970
Level 2 – Other Significant Observable Inputs	177,278,946	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$180,356,705	$229,771,970
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

39 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2020, Aquila Three Peaks High Income Fund decreased paid-in capital by $639,864 and increased distributable earnings by $639,864. On December 31, 2020, Aquila Three Peaks Opportunity Growth Fund decreased paid-in capital by $1,285,551 and increased distributable earnings by $1,285,551. These reclassifications had no effect on net assets or net asset value per share.

i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on the net assets of the fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for compliance related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds’ Prospectus and Statement of Additional Information.

b)   Distribution and Service Fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

For the year ended December 31, 2020, these payments were as follows:

	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila Three Peaks High Income Fund	0.20%	$78,920	$3,526
Aquila Three Peaks Opportunity Growth Fund	0.30%	$223,323	$10,096

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2020, these payments were as follows:

	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila Three Peaks High Income Fund	$33,043	$11,014	$11,061
Aquila Three Peaks Opportunity Growth Fund	$206,249	$68,750	$69,212

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2020, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $3,944 of which $1,237 related to the Plan and $2,707 related to the Shareholder Services Plan.

With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2020, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $12,650 of which $3,901 related to the Plan and $8,749 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2020, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $21,375 of which the Distributor received $5,933. For the year ended December 31, 2020, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $37,383 of which the Distributor received $3,632.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

c)   Transfer and shareholder servicing fees:

The Fund compensates certain financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

During the year ended December 31, 2020, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $574,000,059 and $565,533,685, respectively.

At December 31, 2020, the aggregate tax cost for all securities was $175,941,011. At December 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $4,576,270 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $160,576 for a net unrealized depreciation of $4,415,694.

Aquila Three Peaks Opportunity Growth Fund

During the year ended December 31, 2020, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $159,025,946 and $244,140,461, respectively.

At December 31, 2020, the aggregate tax cost for all securities was $151,094,374. At December 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $80,742,164 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $2,064,568 for a net unrealized appreciation of $78,677,596.

5. Portfolio Orientation

Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

Aquila Three Peaks High Income Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	328,575	$2,749,422	442,660	$3,689,025
Reinvested distributions	160,205	1,343,094	160,612	1,342,441
Cost of shares redeemed	(879,094)	(7,254,215)	(862,832)	(7,199,391)
Net change	(390,314)	(3,161,699)	(259,560)	(2,167,925)
Class C Shares
Proceeds from shares sold	50,206	420,945	52,350	437,288
Reinvested distributions	14,487	121,511	16,629	138,909
Cost of shares redeemed	(151,038)	(1,258,737)	(365,997)	(3,045,496)
Net change	(86,345)	(716,281)	(297,018)	(2,469,299)
Class I Shares
Proceeds from shares sold	85,109	704,486	11,780	98,620
Reinvested distributions	4,265	35,826	4,717	39,415
Cost of shares redeemed	(86,687)	(723,375)	(17,273)	(144,540)
Net change	2,687	16,937	(776)	(6,505)
Class Y Shares
Proceeds from shares sold	5,743,346	47,570,723	3,686,076	30,770,294
Reinvested distributions	580,760	4,872,984	501,316	4,192,182
Cost of shares redeemed	(5,218,200)	(42,939,258)	(3,053,788)	(25,523,320)
Net change	1,105,906	9,504,449	1,133,604	9,439,156
Total transactions in Fund shares	631,934	$5,643,406	576,250	$4,795,427

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

Aquila Three Peaks Opportunity Growth Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	133,809	$6,246,971	213,995	$10,537,331
Reinvested distributions	61,720	3,085,390	148,092	7,244,647
Cost of shares redeemed	(594,704)	(26,501,790)	(335,031)	(16,296,756)
Net change	(399,175)	(17,169,429)	27,056	1,485,222
Class C Shares
Proceeds from shares sold	31,652	1,112,453	65,923	2,557,080
Reinvested distributions	35,524	1,339,263	87,415	3,297,334
Cost of shares redeemed	(399,431)	(14,036,368)	(457,721)	(17,514,844)
Net change	(332,255)	(11,584,652)	(304,383)	(11,660,430)
Class I Shares
Proceeds from shares sold	23,269	1,022,119	12,950	647,758
Reinvested distributions	1,981	103,806	5,508	281,595
Cost of shares redeemed	(45,941)	(2,161,438)	(94,703)	(4,828,631)
Net change	(20,691)	(1,035,513)	(76,245)	(3,899,278)
Class Y Shares
Proceeds from shares sold	430,705	21,599,800	553,094	28,902,589
Reinvested distributions	73,415	4,032,665	205,292	10,956,438
Cost of shares redeemed	(1,540,486)	(72,862,197)	(1,523,766)	(79,635,444)
Net change	(1,036,366)	(47,229,732)	(765,380)	(39,776,417)
Total transactions in Fund shares	(1,788,487)	$(77,019,326)	(1,118,952)	$(53,850,903)

45 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

7. Income Tax Information and Distributions

Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

At December 31, 2020, Aquila Three Peaks High Income Fund had capital loss carryover of $2,208,509 which is long-term and has no expiration date.

The tax character of distributions:

	Aquila Three Peaks High Income Fund		Aquila Three Peaks Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Ordinary Income	$6,976,763	$6,329,693	$7,221,958	$—
Long term capital gain	—	—	3,003,537	26,029,473
	$6,976,763	$6,329,693	$10,225,495	$26,029,473

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks High Income Fund	Aquila Three Peaks Opportunity Growth Fund
Ordinary Income	$624	$—
Accumulated net realized gain	—	4,610,532
Post-October losses	(20,163)	—
Capital loss carryover	(2,208,509)	—
Unrealized appreciation (depreciation)	4,415,694	78,677,596
	$2,187,646	$83,288,128

For both Funds, the difference between cost and unrealized appreciation for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of December 31, 2020, Aquila Three Peaks High Income incurred post-October losses of $20,163 and elected to defer such capital losses. Capital losses incurred after October 31st within the fiscal year are deemed to arise on the first business day of the following year for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2020

8. Securities Traded on a When-Issued Basis

The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

9. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended December 31, 2020.

10. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

47 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.49	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.30	0.27	0.32	0.37	0.30
Net gain (loss) on securities (both realized and unrealized)	0.33	0.31	(0.43)	0.07	0.13
Total from investment operations	0.63	0.58	(0.11)	0.44	0.43
Less distributions (note 7):
Dividends from net investment income	(0.33)	(0.31)	(0.32)	(0.37)	(0.30)
Distributions from capital gains	––	––	––	(0.01)	––
Total distributions	(0.33)	(0.31)	(0.32)	(0.38)	(0.30)
Net asset value, end of period	$8.69	$8.39	$8.12	$8.55	$8.49
Total return (not reflecting sales charge)	7.74%	7.16%	(1.29)%	5.30%	5.20%
Ratios/supplemental data
Net assets, end of period (in thousands)	$39,982	$41,876	$42,640	$48,552	$54,302
Ratio of expenses to average net assets	1.21%	1.20%	1.14%	1.12%	1.10%
Ratio of net investment income to average net assets	3.60%	3.24%	3.87%	4.37%	3.54%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.23	0.20	0.26	0.31	0.23
Net gain (loss) on securities (both realized and unrealized)	0.34	0.31	(0.44)	0.05	0.14
Total from investment operations	0.57	0.51	(0.18)	0.36	0.37
Less distributions (note 7):
Dividends from net investment income	(0.26)	(0.24)	(0.25)	(0.30)	(0.23)
Distributions from capital gains	––	––	––	(0.01)	––
Total distributions	(0.26)	(0.24)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$8.70	$8.39	$8.12	$8.55	$8.50
Total return (not reflecting CDSC)	7.00%	6.31%	(2.08)%	4.34%	4.49%
Ratios/supplemental data
Net assets, end of period (in thousands)	$4,256	$4,833	$7,091	$11,726	$16,871
Ratio of expenses to average net assets	2.01%	1.99%	1.94%	1.92%	1.91%
Ratio of net investment income to average net assets	2.79%	2.44%	3.08%	3.56%	2.74%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.30	0.26	0.32	0.37	0.29
Net gain (loss) on securities (both realized and unrealized)	0.34	0.31	(0.43)	0.05	0.14
Total from investment operations	0.64	0.57	(0.11)	0.42	0.43
Less distributions (note 7):
Dividends from net investment income	(0.33)	(0.30)	(0.32)	(0.36)	(0.29)
Distributions from capital gains	—	—	––	(0.01)	––
Total distributions	(0.33)	(0.30)	(0.32)	(0.37)	(0.29)
Net asset value, end of period	$8.70	$8.39	$8.12	$8.55	$8.50
Total return	7.79%	7.08%	(1.35)%	5.06%	5.24%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,239	$1,174	$1,142	$1,451	$1,857
Ratio of expenses to average net assets	1.28%	1.27%	1.21%	1.22%	1.20%
Ratio of net investment income to average net assets	3.56%	3.16%	3.80%	4.26%	3.46%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

50 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.40	$8.13	$8.56	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.32	0.29	0.34	0.39	0.32
Net gain (loss) on securities (both realized and unrealized)	0.32	0.30	(0.43)	0.07	0.14
Total from investment operations	0.64	0.59	(0.09)	0.46	0.46
Less distributions (note 7):
Dividends from net investment income	(0.35)	(0.32)	(0.34)	(0.39)	(0.32)
Distributions from capital gains	—	—	––	(0.01)	––
Total distributions	(0.35)	(0.32)	(0.34)	(0.40)	(0.32)
Net asset value, end of period	$8.69	$8.40	$8.13	$8.56	$8.50
Total return	7.82%	7.37%	(1.09)%	5.51%	5.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$136,978	$123,094	$109,939	$158,359	$173,150
Ratio of expenses to average net assets	1.01%	1.00%	0.94%	0.92%	0.90%
Ratio of net investment income to average net assets	3.81%	3.44%	4.08%	4.57%	3.77%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.62	$40.84	$52.38	$47.39	$44.78
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.29)	(0.17)	(0.24)	(0.06)	(0.11)
Net gain (loss) on securities (both realized and unrealized)	3.94	14.50	(5.27)	7.76	2.72
Total from investment operations	3.65	14.33	(5.51)	7.70	2.61
Less distributions (note 7):
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	––	0.01
Net asset value, end of period	$51.86	$50.62	$40.84	$52.38	$47.39
Total return (not reflecting sales charge)	7.39%	35.47%	(11.35)%	16.35%	5.85%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$76,508	$94,879	$75,438	$105,809	$136,347
Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.39%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.35)%	(0.45)%	(0.12)%	(0.24)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.35)%	(0.45)%	(0.12)%	(0.22)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.39%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

52 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.00	$32.49	$43.26	$39.83	$37.91
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.47)	(0.41)	(0.50)	(0.34)	(0.35)
Net gain (loss) on securities (both realized and unrealized)	2.98	11.47	(4.24)	6.48	2.28
Total from investment operations	2.51	11.06	(4.74)	6.14	1.93
Less distributions (note 7):
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Net asset value, end of period	$39.10	$39.00	$32.49	$43.26	$39.83
Total return (not reflecting CDSC)	6.67%	34.51%	(11.96)%	15.53%	5.09%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$23,795	$36,697	$40,453	$73,163	$87,187
Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.05)%	(1.17)%	(0.81)%	(0.92)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.08%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.05)%	(1.17)%	(0.81)%	(0.91)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

53 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.90	$42.49	$54.23	$48.93	$46.19
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.27)	(0.14)	(0.27)	(0.02)	(0.04)
Net gain (loss) on securities (both realized and unrealized)	4.14	15.10	(5.44)	8.02	2.77
Total from investment operations	3.87	14.96	(5.71)	8.00	2.73
Less distributions (note 7):
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	0.01	0.02
Net asset value, end of period	$54.36	$52.90	$42.49	$54.23	$48.93
Total return	7.49%	35.57%	(11.33)%	16.46%	5.95%
Ratios/supplemental data
Net assets, end of period (in thousands)	$3,285	$4,292	$6,687	$40,900	$47,486
Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.27)%	(0.49)%	(0.04)%	(0.09)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.27)%	(0.49)%	(0.04)%	(0.09)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

54 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$55.24	$44.11	$55.91	$50.27	$47.36
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.17)	(0.02)	(0.10)	0.10	0.04
Net gain (loss) on securities (both realized and unrealized)	4.34	15.70	(5.67)	8.25	2.87
Total from investment operations	4.17	15.68	(5.77)	8.35	2.91
Less distributions (note 7):
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	––	0.01
Net asset value, end of period	$57.00	$55.24	$44.11	$55.91	$50.27
Total return	7.71%	35.90%	(11.09)%	16.71%	6.16%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$126,001	$179,349	$176,998	$381,286	$352,751
Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.05)%	(0.18)%	0.18%	0.08%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.05)%	(0.18)%	0.18%	0.10%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

55 | Aquila Funds Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Funds Trust (“AFT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AFT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

56 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

57 | Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	3	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

58 | Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

59 | Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Funds Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

60 | Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since January 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each Officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

61 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/20	Ending(1) Account Value 12/31/20	Expenses(2) Paid During Period 7/01/20 – 12/31/20	Ending Account Value 12/31/20	Expenses(2) Paid During Period 7/01/20 – 12/31/20	Net Annualized Expense Ratio
A	$1,000	$1,078.20	$ 6.32	$1,019.05	$ 6.14	1.21%
C	$1,000	$1,075.10	$10.48	$1,015.03	$10.18	2.01%
I	$1,000	$1,079.10	$ 6.74	$1,018.65	$ 6.55	1.29%
Y	$1,000	$1,080.60	$ 5.28	$1,020.06	$ 5.13	1.01%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

62 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/20	Ending(1) Account Value 12/31/20	Expenses(2) Paid During Period 7/01/20 – 12/31/20	Ending Account Value 12/31/20	Expenses(2) Paid During Period 7/01/20 – 12/31/20	Net Annualized Expense Ratio
A	$1,000	$1,246.20	$ 8.81	$1,017.29	$ 7.91	1.56%
C	$1,000	$1,241.80	$12.74	$1,013.77	$11.44	2.26%
I	$1,000	$1,246.60	$ 8.41	$1,017.65	$ 7.56	1.49%
Y	$1,000	$1,248.20	$ 7.12	$1,018.80	$ 6.39	1.26%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

63 | Aquila Funds Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2020 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the calendar year ended December 31, 2020, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Ordinary Income	Long-Term Capital Gains
Aquila Three Peaks High Income Fund	100%	—
Aquila Three Peaks Opportunity Growth Fund	71%	29%

Prior to February 15, 2021, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2020 calendar year.

64 | Aquila Funds Trust

Aquila Three Peaks High Income Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

65 | Aquila Funds Trust

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and 10 other high yield bond funds, as classified by Morningstar, that are similar to the Fund in size and charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and
•	the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Peer Group and the funds in the Product Category for Performance for the one, three and five-year periods ended May 31, 2020, but lower than the average annual return of the funds in both the Peer Group and the Product Category for Performance for the ten-year period ended May 31, 2020. They also considered that the Fund’s average annual total return was above the average annual total return of the benchmark index for the one-year period ended May 31, 2020, but below the average annual total return of the benchmark index for the three, five and ten-year periods ended May 31 2020. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for the three and five-year periods ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

66 | Aquila Funds Trust

The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement that is retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund with average maturities between 2.8-6.8 years).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was above the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various asset levels. They also noted that the Fund’s actual management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds). They further noted that the Fund was one of two funds in the Peer Group for which management fees or expenses are not currently being waived or reimbursed.

The Trustees noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2021. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. The Trustees considered that, as of May 31, 2020, the Fund had net assets of approximately $167,000,000.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for the other clients of the Sub-Adviser were slightly lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

67 | Aquila Funds Trust

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to waive its fees. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

68 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio managers, Messrs. Sandy Rufenacht, Zach Miller and David Battilega. The Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

69 | Aquila Funds Trust

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and 10 other mid-cap blend funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Mid-Cap Blend Fund category); and
•	the Fund’s benchmark index, Russell Mid-Cap Index (which was changed from the Russell 3000 Index, effective January 1, 2020).

The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Peer Group and the funds in the Product Category for Performance for the one, three, five and ten-year periods ended May 31, 2020. They also considered that the Fund outperformed the Fund’s benchmark index for the ten-year period ended May 31, 2020, but underperformed the Fund’s benchmark index for the one, three and five-year periods ended May 31, 2020. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees also considered the recent change of the Fund’s benchmark index compared to the former benchmark.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the second and first quintiles relative to the funds in the Product Category for Performance for the three and five-year periods, respectively, ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the second quintile for the three and five-year periods ended May 31, 2020, respectively, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

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Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Blend Funds with similar operating expense structures to the Fund).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels). They also noted that the Fund’s actual management fee and expenses (for Class A shares) were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for the other clients of the Manager or the Sub-Adviser were slightly lower than the fees paid to the Manager or Sub-Adviser, respectively, with respect to the Fund and that, with respect to the Manager, the other clients were not equity funds. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

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The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

72 | Aquila Funds Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

THREE PEAKS CAPITAL MANAGEMENT, LLC

3750 Dacoro Lane, Suite 100

Castle Rock, Colorado 80109

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AFTAR-1220

ITEM 2.   CODE OF ETHICS.

(a)   As of December 31, 2020, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended

(c)   N/A

(d)   N/A

(f)(2)   The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O'Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O'Flaherty are both “independent”' as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2019	2020
ATPHIF	$14,700	$16,100
ATPOGF	$23,500	$22,100

(b)   Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)   Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2019	2020
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

(d)   All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)   Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)   None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)   No applicable.

(g)   There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)   Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)   Schedule I - Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 2, 2021

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 2, 2021

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 2, 2021